Registration No. 2-75412

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 23

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 23

Massachusetts Mutual Variable Annuity Separate Account 1

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2004 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distributors

7	Ownership; Purchase Payments; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Payments on Death

10	Contract Value; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution and Administration; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution and Administration

21	Not applicable

22	Contract Value Calculations and Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax Qualified Arrangements)

Flex-Annuity

This prospectus describes the Flex-Annuity individual flexible purchase payment variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. The contracts provide for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have four investment choices in these contracts. The following four funds are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 1.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex-Annuity contracts.

To learn more about the Flex-Annuity contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2004. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 24 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2004.

1

2

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	13

Annuitant	10

Annuity Options	19

Annuity Payments	19

Annuity Service Center	1

Annuity Unit Value	19

Contract Anniversary	16

Free Withdrawals	18

Income Phase	18

Maturity Date	18

Purchase Payment	10

Qualified	21

Separate Account	11

Tax Deferral	21

Index Of Special Terms

3

Highlights

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of or all of your contract value, or if on the maturity date of your contract, you elect to receive fixed annuity payments or a lump sum payment.

The amount of the contingent deferred sales charge depends on:

•	the amount of purchase payments you make and

•	the length of time between when you make the purchase payments and when you withdraw the value of the accumulation units purchased with them, or when your contract reaches its maturity date and you elect to receive fixed annuity payments or a lump-sum payment.

The contingent deferred sales charge ranges from:

•	11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments,

•	5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000, and

•	0% on the value of the accumulation units purchased with your cumulative purchase payments over $35,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code (Code);

•	paid in a series of substantially equal periodic payments made annually or more frequently, made for your life or life expectancy or for the joint life expectancies of you and your designated beneficiary (for a tax-qualified plan other than an individual retirement annuity, this exception applies when the series of payments begins after severance from employment);

•	which are made on account of an IRS levy made on a qualified retirement plan or IRA; or

•	paid to the extent that the amount paid does not exceed the allowable deduction under Section 213 of the Code for amounts paid during the taxable year for medical care.

Highlights

4

In addition, the following withdrawal amounts from a tax-qualified plan other than an individual retirement annuity may be exempt from the penalty tax:

•	amounts paid to you after severance from employment after you reach age 55; or

•	amounts paid to an alternate payee pursuant to a qualified domestic relations order.

The following withdrawal amounts from an individual retirement annuity may also be exempt from the penalty tax:

•	amounts paid for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your dependents if you have received unemployment compensation for at least 12 weeks (this exception does not apply after you have been re-employed for at least 60 days);

•	amounts paid to the extent such amounts do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year; or
•	amounts which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

Amounts attributable to contributions made to a governmental 457(b) deferred compensation contract are not subject to the 10% federal income tax penalty upon withdrawal from the governmental 457(b) deferred compensation contract. Such amounts are subject to the penalty if they have been rolled over to and are being withdrawn from a tax-sheltered annuity or an individual retirement annuity.

Highlights

5

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. We do not assess a charge for transfers during the accumulation phase. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Contingent Deferred Sales Charge		Current	Maximum
(as a percentage of the current value of the accumulation units purchased in each level now being withdrawn)
		0% to 11%*	11%*
*Contingent Deferred Sales Charge Schedule

Level	Cumulative Purchase Payments	Contingent Deferred Sales Charge Load
1	First $3,000	11% in year purchase payment is made, decreasing 1% per contract year until it is 0%

2	Next $32,000	5% in year purchase payment is made, decreasing 1% per contract year until it is 0%

3	Over $35,000	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

		Current	Maximum

Annual Administrative Charge		$35	$50

Separate Account Annual Expenses
(as a percentage of average account value)		Current	Maximum

Asset Charge for Mortality and Expense Risk		1.25%	1.25%

Total Separate Account Annual Expenses		1.25%	1.25%

Table Of Fees And Expenses

6

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	0.52%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%[1]
MML Equity Fund	0.39%	0.02%	—	0.41%[1]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%[1]

1 MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. We did not reimburse any expenses of these funds in 2003.

Table Of Fees And Expenses

7

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,056	$1,486	$1,717	$2,477	$206	$636	$1,092	$2,356
Sub-account with minimum total operating expenses	$1,045	$1,452	$1,664	$2,363	$195	$602	$1,036	$2,241

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the minimum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,048	$1,462	$1,680	$2,397	$198	$612	$1,052	$2,275
Sub-account with minimum total operating expenses	$1,037	$1,429	$1,627	$2,282	$187	$579	$996	$2,159

The examples using current expenses reflect the annual administrative charge of $35 as an annual charge of 0.18%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.26%. This charge is based on an anticipated average contract value of $19,400. The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A-Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

8

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Flex-Annuity Contract

General Overview

Flex-Annuity is a contract between “you”, the owner and “us”, MassMutual. The contracts are intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The Flex-Annuity contracts, like all deferred annuity contracts, have two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contracts are called variable annuities because you can choose to allocate your purchase payment(s) among four funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 1 were designed for use in retirement plans which qualify for special federal tax treatment under the Code.

We no longer sell the Flex-Annuity contracts. However, you may continue to make additional purchase payments to your Flex-Annuity contract.

The Company/General Overview

9

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. The annuitant was named when we issued your contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Additional Purchase Payments

Additional Purchase Payments

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $25 are subject to our approval.

We reserve the right to establish a maximum on the total purchase payments you may make to your contract. This maximum will be at least $500,000.

You may make additional purchase payments by:

•	mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

350 North Orleans Street

Receipt & Dispatch

8th Floor - Suite 2714

Chicago, IL 60654

•	instructing your bank to wire transfer funds to:

JP Morgan Chase Bank, New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any purchase payment.

Allocation Of Purchase Payments

If you make additional purchase payments, we will apply them in the same way as you requested on your application, unless you tell us otherwise.

Ownership of a Contract/Additional Purchase Payments

10

We will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply the purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 1 (the Separate Account) to hold the assets that underlie the contracts. We established the Separate Account for qualified contracts on April 8, 1981. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, the Separate Account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We have divided the Separate Account into 4 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers the 4 funds listed below.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

MML Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Additional Purchase Payments/Investment Choices

11

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

12

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Blend Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Blend Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Blend Fund.

Transfers

We have the right to terminate, suspend or modify the transfer provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your contract value among the funds without charge. You may not make transfers during the period 30 days before your contract enters the income phase.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Limits on Frequent Trading and Market-Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these

Contract Value/Transfers

13

activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities who we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing among the funds, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy, or that we will be able to curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we reserve the right to take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;

•	limiting the amount of transfer requests that can be made during a contract year; and

•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the contract value to the investment choice from which the transfer was attempted as of the business day your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

Transfers During the Income Phase

We do not permit transfers during the income phase.

Transfers

14

Withdrawals

During the accumulation phase you may make either a partial or total withdrawal of your contract value. The Internal Revenue Code imposes special rules in the case of a TSA contract. The contract does not provide a death benefit after you withdraw your full contract value.

If you make a partial withdrawal, you must tell us from which investment choice(s) you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund, if less. If your request for a partial withdrawal will reduce your contract value to less than $600, we reserve the right to treat the request as a full withdrawal of your contract value.

Full or partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank; and

•	less an administrative charge if you fully withdraw your contract value on a date other than the contract anniversary.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be an IRA contract.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Withdrawals

15

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charge

Each business day we deduct an insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. We refer to this charge as an asset charge. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative charge and the contingent deferred sales charge will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

On each contract anniversary, we impose an administrative charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. The charge is $35. We may increase this charge, but it will not exceed $50. We make this deduction from your contract value in proportion to your value in each fund.

Your first contract anniversary is one calendar year from the date we issued your contract.

We also deduct this charge between contract anniversary dates:

•	if you fully withdraw your contract value; unless you are exchanging your contract for a variable annuity contract issued by us or one of our affiliates;

•	on the maturity date; or

•	if the annuitant dies while the contract is in the accumulation phase, and the death benefit is the contract value.

We will not assess the administrative charge against any contract purchased with proceeds from:

•	a variable annuity contract issued by MassMutual which was subject to an initial sales charge;

•	any fixed dollar life insurance or fixed dollar annuity contract issued by MassMutual where such proceeds were not subject to a surrender charge; or

•	a variable annuity contract held under a MassMutual Agent Pension Plan;

if within six months of the purchase of a contract, you had purchased a new contract and kept both contracts in force.

We have set the administrative charge so that we do not profit from this charge.

Contingent Deferred

Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge if:

•	you withdraw all or part of your contract value, or

•	you elect to receive fixed annuity payments on your contract maturity date, or

•	you elect to receive a lump-sum payment on your contract maturity date.

We use this charge to cover certain expenses related to the sale of the contract.

Expenses

16

The amount of the contingent deferred sales charge depends on the following two factors:

1.	The total amount of purchase payments you make, and

2.	The length of time between when you make the purchase payments and when you withdraw them, or when your contract reaches its maturity date.

The contingent deferred sales charge ranges from 11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments. We will assess a contingent deferred sales charge of 11% if you redeem accumulation units in the same contract year you purchased them. This charge decreases 1% each contract year from the date you made the purchase payments.

The contingent deferred sales charge ranges from 5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000. We will assess a contingent deferred sales charge of 5% if you redeem accumulation units in the same contract year you purchased them. This charge declines 1% each contract year from the date you made the purchase payments.

We do not assess a contingent deferred sales charge on the value of the accumulation units purchased with your cumulative purchase payments in excess of $35,000.

We will redeem accumulation units with the lowest applicable contingent deferred sales charge first.

The contingent deferred sales charge is illustrated in the following table:

Full contract years since purchase payments were accepted	Charge Assessed Against the Value of Accumulation Units Purchased with:
	First $3,000 of Purchase Payments	Next $32,000 of Purchase Payments	Cumulative Purchase Payments over $35,000
1	11%	5%	No Charge
2	10%	4%	No Charge
3	9%	3%	No Charge
4	8%	2%	No Charge
5	7%	1%	No Charge
6	6%	No Charge	No Charge
7	5%	No Charge	No Charge
8	4%	No Charge	No Charge
9	3%	No Charge	No Charge
10	2%	No Charge	No Charge
11	1%	No Charge	No Charge
12 or more	No Charge	No Charge	No Charge

The amount of the contingent deferred sales charge we deduct at any time, plus contingent deferred sales charges we previously deducted, will not exceed 8.5% of the total purchase payments you made up to that time.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Against purchase payments made by exchanging a variable annuity contract held under the MassMutual Agent Pension Plan;

•	Upon payment of a minimum required
distribution that exceeds the free withdrawal amount;

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Expenses

17

Free Withdrawals

Beginning in the 5th contract year, we will not deduct a contingent deferred sales charge if you redeem up to 10% of the number of accumulation units in each fund as of the last day of the preceding contract year. You may not carry over any unused portion of this 10% free withdrawal amount to any future contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes. We currently deduct from any purchase payment any premium tax that is due when purchase payments are made before allocating the payment to your investment choice. However, we will deduct the premium taxes at the time of death, withdrawal of your total contract value, or when annuity payments begin, if state law requires. We do not expect to make a profit from this deduction. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed or variable annuity payments under one of several annuity options. You also may elect to receive your contract value in one sum. If you elect a fixed annuity payment or a lump-sum payment, we may assess a contingent deferred sales charge against your contract value on the maturity date.

You can choose the month and year in which those payments begin. We call that date the maturity date.

We asked you to choose your maturity date when you purchased your contract. You can defer your maturity date to any allowable date later than your current maturity date provided we receive your written request at our Annuity Service Center at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 31 days before the new maturity date you elected.

You may elect an annuity option at any time before the maturity date. If you do not elect an annuity option by the maturity date, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed.

Annuity payments must begin by the contract anniversary nearest to the annuitant’s 100th birthday (90th in New York).

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than

Expenses/The Income Phase

18

April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you elect variable annuity payments and do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date.

After the maturity date, we will not assess a contingent deferred sales charge if the annuitant withdraws up to the full amount of the then present value of any remaining unpaid payments certain under the payment option. The beneficiary may make these withdrawals if the annuitant has died. However, when you elect a payment option, you may indicate that the annuitant does not have the right to withdraw unpaid payments certain under the lifetime payment option or the joint lifetime payment options.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of any applicable contingent deferred sales charge; and

•	the deduction of an administrative charge.

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the deduction of an administrative charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you may not transfer among the funds. In addition, under most income options, you may not change the annuity option, the frequency of annuity payments or make withdrawals once your contract is in the income phase.

Fixed Income Payment Option.  We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. (Not available as a variable annuity payment.)

Fixed Time Payment Option.  We will make equal monthly payments for any period you select, up to 30 years. The amount of each payment depends on your contract value at the maturity date, the period you select and the monthly payment rates we use when your first payment is due. You may elect this option with either fixed or variable payments.

The Income Phase

19

Lifetime Payment Option.  We will make fixed or variable annuity payments based on the life of the annuitant. If you choose a variable annuity payment plan, the payments are not guaranteed as to the amount, and may vary. If you elect this option, annuity payments will be made either:

1.	without any guaranteed number of payments;

2.	with payments guaranteed for the amount applied; or

3.	with payments guaranteed for 5 or 10 years.

Interest Payment Option.  We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. (Not available as a variable annuity payment.)

Joint Lifetime Payment Option.  We will make fixed or variable payments based on the lives of 2 named people. If a fixed income is elected, the payments are equal. If a variable income is elected, the payments are not guaranteed as to amount and may vary. While both are living, one payment will be made each month. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1.	Payments for two lives only. We guarantee no specific number of payments. Payments stop when both persons have died.

2.	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

Joint Lifetime Payment Option With Reduced Payments.  We will make fixed or variable monthly payments based on the lives of two annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. We will stop payments once both annuitants have died. These reduced payments will be two-thirds of what they would have been if both annuitants had continued to live.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum less any applicable contingent deferred sales charge, rather than a series of annuity payments.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Payments After Death of an

Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will pay in one sum the present value of any unpaid payments under the option to the beneficiary. We will determine the present value as of the business day we receive written notice of death at our Annuity Service Center.

Payments on Death

Death Of Owner or Annuitant

During Accumulation Phase

If the owner or annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

1.	the total of all purchase payments, less any withdrawals and any applicable charges; or

2.	your contract value as of the business day we receive proof of death, less any applicable administrative charge.

We will deduct the amount of any applicable premium taxes.

The death benefit may be paid in a lump-sum payment or, with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and all other required forms at our Annuity Service Center.

We will credit interest on the death benefit until we pay the death benefit in one sum or apply it to a payment option, at the greater of:

•	the interest rate we currently pay on amounts held in our general account under interest payment settlement options, or

•	the rate earned by the MML Money Market Division, adjusted by the deduction of the asset charge.

We do not impose a contingent deferred sales charge on death benefit payments.

The Income Phase/Payments on Death

20

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified Contracts

If you purchased the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuity), 408 (Individual Retirement Annuities—IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72 (m)(7);

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

Taxes

21

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The 2002 Final and Temporary Regulations issued under Code section 401(a)(9) included a provision that could increase the amount of required minimum distributions for certain individuals. Temporary Regulation section 1.401(a)(9)-6T, Q&A-12, requires that when calculating an individual’s account balance for required minimum distribution purposes, the balance must include the actuarial value of any other benefits that will be provided under the annuity contract. The IRS provided relief from this provision in Notice 2003-2 and indicated that such relief will continue to be available at least through the end of the calendar year in which final regulations are issued. It is unclear at this time how any final regulations would impact this issue.

Withdrawals – Tax-Sheltered

Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment:

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw his/her own purchase payments made through salary reductions and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold

Taxes

22

this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Distribution

MML Investors Services, Inc. (MMLISI), an indirect wholly-owned subsidiary of MassMutual, acted as the principal underwriter for the contracts. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MMLISI is the current broker-dealer for the existing contracts. MMLISI’s address is 1414 Main Street, Springfield, Massachusetts 01144-1013.

Assignment

The contract cannot be sold, discounted, assigned or pledged as a collateral for a loan, security for the performance of any other obligation, or any other purpose to anyone other than us.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Taxes/Other Information

23

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected;

•	Add separate account divisions;

•	Change the name of a separate account; and

•	Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Custodian

3.	Assignment of Contract

4.	Restrictions on Redemptions

5.	Distribution and Administration

6.	Purchase of Securities Being Offered

7.	Contract Value Calculation and Annuity Payments

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

24

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Flex-Annuity.

Name

Address

City	State	Zip

Telephone

25

[This page intentionally left blank]

26

Appendix A

Flex-Annuity Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1— Flex Annuity (Qualified) Accumulation Units Values	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 2003	$9.38	$2.52	$4.94	$5.14
December 31, 2002	7.44	2.53	4.73	4.38
December 31, 2001	9.38	2.53	4.43	5.02
December 31, 2000	11.13	2.47	4.16	5.39
December 31, 1999	10.96	2.36	3.78	5.46
December 31, 1998	11.54	2.28	3.90	5.60
December 31, 1997	10.05	2.20	3.65	4.99
December 31, 1996	7.91	2.11	3.37	4.18
December 31, 1995	6.66	2.04	3.30	3.71
December 31, 1994	5.14	1.95	2.80	3.05

Number of Accumulation Units Outstanding

December 31, 2003	3,967,268	1,816,471	1,182,140	13,465,651
December 31, 2002	4,350,382	1,865,493	1,355,079	15,354,768
December 31, 2001	5,126,922	2,278,283	1,291,503	18,466,129
December 31, 2000	6,073,792	2,469,283	1,622,830	22,765,847
December 31, 1999	9,753,563	3,451,044	2,295,386	35,401,877
December 31, 1998	11,301,840	3,832,215	2,729,709	42,436,643
December 31, 1997	12,873,716	4,264,075	3,129,633	48,121,541
December 31, 1996	14,317,232	4,615,046	3,717,153	54,207,831
December 31, 1995	15,282,232	5,241,173	4,286,573	61,250,763
December 31, 1994	16,469,073	6,974,443	4,945,453	70,616,166

Appendix A

A-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

FLEX-ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Account 1 dated May 1, 2004 (the “Prospectus”). The Prospectus may be obtained from MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-272-2216 (press 2).

Dated May 1, 2004

General Information	2
Custodian	2
Assignment of Contract	2
Restrictions on Redemption	3
Distribution and Administration	3
Purchase of Securities Being Offered	4
Contract Value Calculations and Annuity Payments	4
Federal Tax Matters	9
Experts	16
Financial Statements	Final Pages

1

GENERAL INFORMATION

MassMutual

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 1 (the “Separate Account”).

The Separate Account

The Separate Account was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of the Separate Account are assets of MassMutual, assets of the Separate Account equal to the reserves and other Flex-Annuity Contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of the Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex-Annuity contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment. For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the

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contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the accumulated value of the contract less the administrative charge, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable;

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree of other written instrument incident to a divorce.

Assignments for value may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

DISTRIBUTION AND ADMINISTRATION

Under a Servicing Agreement between MML Investors Services, Inc. (“MMLISI”), an indirect wholly owned subsidiary of MassMutual, and the Separate Account, MMLISI agreed to act as principal underwriter for the Separate Account and the Separate Account agreed that MMLISI would be its exclusive principal underwriter.

Under the Servicing Agreement, MMLISI may receive compensation for its activities as principal underwriter. Compensation paid to MMLISI in 2003, 2002 and 2001 amounted to $175,000 $175,000 and $350,000, respectively. Commissions will be paid through MMLISI to agents. During 2003, 2002 and 2001, there were no commissions paid.

Under Administration Agreements, MassMutual has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the Separate Account; and (2) all services and expenses required for the administration of the Separate Account other than the services and expenses referred to in (1). MassMutual also has agreed to provide, or provide for, and assume all services and expenses required for the Separate Account’s management-related services. MassMutual receives no compensation for such services apart from the various charges against the contract described in the Prospectus.

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These Servicing and Administrative Agreements may be terminated by the parties without the payment of any penalty upon thirty days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. The contract owner will not receive notice with respect of changes in the agreement.

The contracts are no longer offered for sale. Purchase payments will, however, continue to be accepted under the contracts.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contractholders as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS AND ANNUITY PAYMENTS

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in the Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern standard time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the four Divisions of the Separate Account. At the end of each Valuation Period MassMutual will apply your purchase payment (after deducting any applicable premium taxes) to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value on the date a purchase payment is received in good order by MassMutual in the mail or by wire transfer at MassMutual’s Annuity Service Center

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or a designated bank lock box. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If a purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Annuity Service Center (due to incomplete or ambiguous instructions, for example) the payment will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the Gross Investment Rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable Asset Charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The Gross Investment Rate for each Division of the Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The Gross Investment Rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The Gross Investment Rate may be positive or negative.

The policy of the Separate Account is to take dividends and capital gain distributions on shares of the Funds held by the Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of the Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. If you elect a fixed annuity or a lump sum payment, a contingent deferred sales charge (as described in the Prospectus) may be deducted from the accumulated value of your contract at maturity. If, however, you elect a variable monthly annuity, no contingent deferred sales charge will be deducted from the accumulated value of your contract. Variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of the Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to your contract.

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Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value attributable to each Division of the contract is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the purchase rate (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The Assumed Investment Rate for each Division will be 4% per annum unless a lower rate is required by state law. The Assumed Investment Rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Separate Account Division for the period between the date any Variable Monthly Annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the Assumed Investment Rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the Assumed Investment Rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the Assumed Investment Rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity

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Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the Assumed Investment Rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account.

Gross Investment Rate	= Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period

Net Investment Factor	= Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	= Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor

Annuity Unit Value	Annuity Unit Value on Preceding = Valuation Date × Net Investment Factor 1.00000000 plus rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003425 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively; that the corresponding Assumed Investment Rate was 4% and that the Valuation Period was one day.

The Gross Investment Rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035775 (.00039200 plus 1.00000000 minus .00003425). The new Accumulation Unit Value would be $1.13540605 ($1.13500000 × 1.00035775). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726703 ($1.06700000 × 1.00035775 divided by 1.0001746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for Any

Division of a Separate Account

First Variable Monthly Annuity Payment	Accumulation Units Applied × Accumulation = Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment × Purchase Rate

Number of Annuity Units	First Variable Monthly Annuity Payment = Annuity Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable Monthly Annuity Payments	= Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

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Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the Assumed Investment Rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second Variable Monthly Annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second Variable Monthly Annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

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represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

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Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2004 is $13,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayers 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

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Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the

13

modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $13,000 in 2004, which increases in $1,000 annual increments until it reaches $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

14

EXPERTS

The financial statements included in this Statement of Additional Information for Massachusetts Mutual Variable Annuity Separate Account 1 – Variable Annuity Fund 4 Segment and Flex Annuity IV (Qualified) Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and to the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

15

Independent Auditors’ Report

To the Board of Directors and Contract Owners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Annuity Separate Account 1 – Variable Annuity Fund 4 Segment and Flex Annuity IV (Qualified) Segment (“the Account”) as of December 31, 2003, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations for the year then ended and its changes in net assets for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares (Note 2)	4,928,786	1,950,994	548,415	5,149,863

Identified cost (Note 3B)	$97,076,175	$58,930,581	$6,723,366	$5,143,809

Value (Note 3A)	$72,252,427	$40,627,285	$6,861,337	$5,144,399

Dividends receivable	-	-	-	1,687

Total assets	72,252,427	40,627,285	6,861,337	5,146,086

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	8,251	9,367	882	947
Payable to Massachusetts Mutual Life Insurance Company	3,146	26,937	339	397

Total liabilities	11,397	36,304	1,221	1,344

NET ASSETS	$72,241,030	$40,590,981	$6,860,116	$5,144,742

Net Assets:
Accumulation units value	$71,977,801	$40,285,769	$6,832,108	$5,114,237
Annuity reserves (Note 3E)	263,229	305,212	28,008	30,505

Net assets	$72,241,030	$40,590,981	$6,860,116	$5,144,742

Outstanding units (Notes 7 and 8)
Contract owners	13,992,636	4,290,397	1,352,073	2,007,217

NET ASSET VALUE (Note 8)
Variable Annuity Fund 4 Contracts
December 31, 2003	$5.70	$10.45	$5.99	$3.02
December 31, 2002	4.83	8.26	5.71	3.02
Flex-Annuity IV Contracts
December 31, 2003	$5.14	$9.38	$4.94	$2.52
December 31, 2002	5.01	7.44	4.73	2.53

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2003

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Investment income

Dividends (Note 3B)	$1,819,030	$641,547	$374,766	$30,617

Expenses

Mortality and expense risk fees (Note 4)	862,790	439,143	85,017	56,926

Net investment income (loss) (Note 3C)	956,240	202,404	289,749	(26,309)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(8,354,981)	(3,067,114)	(10,549)	(2,812)

Change in net unrealized appreciation/depreciation of investments	18,590,669	11,404,764	21,108	3,015

Net gain (loss) on investments	10,235,688	8,337,650	10,559	203

Net increase (decrease) in net assets resulting from operations	$11,191,928	$8,540,054	$300,308	$(26,106)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

STATEMENTS OF CHANGES IN NET ASSETS

For The Years Ended December 31, 2003 and 2002

	2003				2002
	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$956,240	$202,404	$289,749	$(26,309)	$1,355,646	$640,295	$348,833	$6,246

Net realized gain (loss) on investments	(8,354,981)	(3,067,114)	(10,549)	(2,812)	(9,435,097)	(2,565,617)	(9,680)	(2,560)

Change in net unrealized appreciation/depreciation of investments	18,590,669	11,404,764	21,108	3,015	(3,275,472)	(8,087,566)	139,626	3,476

Net increase (decrease) in net assets resulting from operations	11,191,928	8,540,054	300,308	(26,106)	(11,354,923)	(10,012,888)	478,779	7,162

Capital transactions: (Note 7)

Net contract payments	644,036	282,974	48,752	112,408	1,490,144	361,754	100,450	169,340

Withdrawal of funds	(8,450,036)	(3,725,221)	(757,882)	(2,178,305)	(15,680,228)	(7,385,361)	(887,109)	(1,937,516)

Reimbursement (payment) of accumulation unit value fluctuation	3,096	595	583	(62)	9,584	5,773	490	(25)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	10,564	5,038	1,363	1,052	(14,513)	(3,703)	(183)	204

Annuity benefit payments	(33,744)	(33,260)	(3,995)	(5,061)	(61,196)	(35,116)	(4,051)	(5,369)

Withdrawal due to administrative charges and contingent deferred sales charges	(4,639)	(951)	(1,894)	(1,730)	(5,594)	(1,579)	(239)	(711)

Divisional transfers	(1,552,447)	(37,601)	(93,200)	1,683,248	(1,158,026)	(354,997)	1,122,420	390,604

Net increase (decrease) in net assets resulting from capital transactions	(9,383,170)	(3,508,426)	(806,273)	(388,450)	(15,419,829)	(7,413,229)	331,778	(1,383,473)

Total increase (decrease)	1,808,758	5,031,628	(505,965)	(414,556)	(26,774,752)	(17,426,117)	810,557	(1,376,311)

NET ASSETS, at beginning of the year	70,432,272	35,559,353	7,366,081	5,559,298	97,207,024	52,985,470	6,555,524	6,935,609

NET ASSETS, at end of the year	$72,241,030	$40,590,981	$6,860,116	$5,144,742	$70,432,272	$35,559,353	$7,366,081	$5,559,298

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 1 -

Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains three segments within Separate Account 1, they are: Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment. These notes and the financial statements presented herein, describe and consist only of the Variable Annuity Fund 4 Segment and Flex-Annuity IV (Qualified) Segment (the “Segment”).

The assets and liabilities of Separate Account 1 are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account 1 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE SEGMENT’S ASSETS

The Segment consists of four divisions. Each division invests in corresponding shares of the MML Series Investment Fund (“MML Trust”).

MML Trust is an open-end, management investment company registered under the 1940 Act with four of its separate series available to the Segment’s contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and the MML Money Market Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance Capital”) (effective February 12, 2002) whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in MML Trust are each stated at market value which is the net asset value of each of the respective underlying Funds.

B.	Accounting For Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the Segment form a part of the total operations of MassMutual, and the Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Segment.

Notes To Financial Statements (Continued)

D.	Annuitant Mortality Fluctuation Reserve

The Segment maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MassMutual are then made quarterly to adjust the Segments. Net transfers from the Segments to MassMutual totaled $21,617 and $26,026 for the years ended December 31, 2003 and 2002, respectively. The reserve is subject to a maximum of 3% of the Segment’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table, as modified.

F.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES FOR MORTALITY AND EXPENSE RISKS

A.	Variable Annuity Fund 4 Contracts

Currently, daily charges for mortality and expense risks assumed by MassMutual are made which are equivalent on an annual basis to 0.73% of the value of the Variable Annuity Fund 4 Contracts. Effective on January 1 of any year after the first Contract year, the daily charge made for the assumption of mortality and expense risks will be as determined by MassMutual, but in no event will such charge be at an annual rate of more than 1.2045% of the value of the assets of the Variable Annuity Fund 4 Segment.

B.	Flex-Annuity IV (Qualified) Contracts

Daily charges for mortality and expense risks assumed by MassMutual are made which are equivalent on an annual basis to 1.25% of the value of the assets of the Flex-Annuity IV Segment.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Separate Account 1 by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	DISTRIBUTION AGREEMENT

MML Investors Services, Inc. (“MMLISI”), a direct subsidiary of MassMutual, serves as the principal underwriter for the contracts. MMLISI is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The contracts are no longer offered for sale to the public. However, contract owners may continue to make purchase payments under existing contracts.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MMLISI. MMLISI also receives compensation for its activities as underwriter of the contracts.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Cost of purchases	$2,184,153	$1,103,239	$1,184,238	$2,264,997

Proceeds from sales	(10,762,938)	(4,382,793)	(1,664,938)	(2,676,761)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units (2003-total units; 2002-accumulation units) for the two years ended December 31, 2003 follows:

Variable	Annuity Fund 4 Contracts

December 31, 2003	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	3,059	8,354	866	3,752

Units withdrawn	(55,517)	(46,414)	(8,892)	(19,598)

Units transferred between divisions	(8,525)	12,144	17,911	(59,057)

Net increase (decrease)	(60,983)	(25,916)	9,885	(74,903)

December 31, 2002	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	4,206	1,108	126	1,219

Units withdrawn	(164,690)	(78,902)	(14,092)	(113,294)

Units transferred between divisions	(7,399)	(10,676)	22,673	2,062

Net increase (decrease)	(167,883)	(88,470)	8,707	(110,013)

Flex-Annuity IV Contracts
December 31, 2003	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	167,715	50,949	48,290	52,161

Units withdrawn	(1,765,740)	(415,748)	(146,741)	(839,775)

Units transferred between divisions	(291,092)	(18,315)	(74,488)	738,592

Net increase (decrease)	(1,889,117)	(383,114)	(172,939)	(49,022)

December 31, 2002	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division

Units purchased	308,895	41,633	21,777	65,436

Units withdrawn	(3,164,319)	(776,318)	(178,505)	(629,980)

Units transferred between divisions	(255,937)	(41,855)	220,304	151,754

Net increase (decrease)	(3,111,361)	(776,540)	63,576	(412,790)

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding (2003-total units; prior years-accumulation units), unit values, investment income ratios (2003-gross investment income; prior years-net investment income), expense ratios, excluding expenses of the underlying funds and total return ratios, for each of the five years in the period ended December 31, 2003 follows:

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
Variable Annuity Fund 4 Contracts	Units	Unit Value	Amount
MML Blend Division

December 31,

2003	526,985	$5.70	$3,003,602	2.60%	0.73%	17.85%

2002	587,968	4.83	2,843,689	2.11%	0.73%	(12.17)%

2001	755,851	5.51	4,162,277	20.00%	0.73%	(6.44)%

2000	1,065,185	5.89	6,269,427	14.89%	0.73%	(0.70)%

1999	1,538,450	5.93	9,118,995	4.04%	0.73%	(1.96)%

MML Equity Division

December 31,

2003	323,129	10.45	3,378,062	1.77%	0.73%	26.56%

2002	349,044	8.26	2,894,604	1.95%	0.73%	(20.14)%

2001	437,514	10.34	4,540,098	23.82%	0.73%	(15.34)%

2000	617,499	12.22	7,564,865	7.38%	0.73%	2.11%

1999	900,162	11.96	10,795,227	1.75%	0.73%	(4.52)%

MML Managed Bond Division

December 31,

2003	169,933	5.99	1,017,549	5.29%	0.73%	4.82%

2002	160,048	5.71	919,011	5.56%	0.73%	7.61%

2001	151,341	5.31	808,225	6.05%	0.73%	7.10%

2000	180,918	4.96	901,680	5.01%	0.73%	10.38%

1999	267,351	4.49	1,205,767	5.30%	0.73%	(2.55)%

MML Money Market Division

December 31,

2003	190,746	3.02	575,782	0.64%	0.73%	(0.11)%

2002	265,649	3.02	812,994	0.55%	0.73%	0.55%

2001	375,662	3.01	1,140,009	3.05%	0.73%	2.92%

2000	494,960	2.92	1,457,023	5.13%	0.73%	5.28%

1999	541,101	2.77	1,521,788	3.93%	0.73%	4.03%

Notes To Financial Statements (Continued)

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
Flex-Annuity IV Contracts	Units	Unit Value	Amount
MML Blend Division

December 31,

2003	13,465,651	$5.14	$69,237,428	2.59%	1.25%	17.24%

2002	15,354,768	5.01	67,588,582	1.63%	1.25%	0%

2001	18,466,129	5.02	93,044,748	18.91%	1.26%	(6.93)%

2000	22,765,847	5.39	123,178,906	13.61%	1.25%	(1.21)%

1999	35,401,877	5.46	193,750,973	3.66%	1.25%	(2.47)%

MML Equity Division

December 31,

2003	3,967,268	9.38	37,212,919	1.76%	1.25%	25.91%

2002	4,350,382	7.44	32,664,748	1.46%	1.25%	(20.55)%

2001	5,126,922	9.38	48,445,374	25.70%	1.26%	(15.78)%

2000	6,073,792	11.13	68,028,324	6.24%	1.25%	1.59%

1999	9,753,563	10.96	107,351,434	1.42%	1.25%	(5.01)%

MML Managed Bond Division

December 31,

2003	1,182,140	4.94	5,842,567	5.19%	1.25%	4.28%

2002	1,355,079	4.73	6,447,067	5.02%	1.25%	7.06%

2001	1,291,503	4.43	5,747,299	5.50%	1.26%	6.54%

2000	1,622,830	4.16	6,772,393	4.43%	1.25%	9.81%

1999	2,295,386	3.78	8,718,558	4.84%	1.25%	(3.05)%

MML Money Market Division

December 31,

2003	1,816,471	2.52	4,568,960	0.63%	1.25%	(0.63)%

2002	1,865,493	2.53	4,746,302	0.02%	1.25%	0.03%

2001	2,278,283	2.53	5,795,601	2.49%	1.26%	2.39%

2000	2,469,283	2.47	6,135,822	4.58%	1.25%	4.74%

1999	3,451,044	2.36	8,179,353	3.43%	1.25%	3.49%

B.	The Segment is assessed expense charges, including Mortality and Expense risk charges and Annual Administrative charges. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Segment.

Variable Annuity Fund 4 Contracts

Mortality and Expense Risk Charges:

MassMutual will make deductions, for all contract years, equal on an annual basis, to 0.73% of the average daily net assets for mortality and expense risks undertaken by MassMutual.

These charges are a reduction in unit values.

Flex-Annuity IV (Qualified) Contracts

Mortality and Expense Risk Charges:

MassMutual will make deductions, for all contract years, equal on an annual basis, to 1.25% of the average daily net assets for mortality and expense risks undertaken by MassMutual.

These charges are a reduction in unit values.

Notes To Financial Statements (Continued)

Annual Administrative Charge:

An annual administrative charge ranging from $35 to $50 will be deducted from the contract’s value on the first day of each contract year. This charge may also be assessed upon full withdrawal of the contract value, on the maturity date, or upon death of the annuitant while both the contract is still in the accumulation phase and the death benefit is the contract value. This charge is assessed to reimburse MassMutual for expenses relating to the issuance and maintenance of the contract and is included in “withdrawal of funds” in the accompanying statements of changes in net assets.

These charges are a redemption of units.

Independent Auditors' Report

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
Massachusetts Mutual Life Insurance Company (the "Company") as of December 31,
2003 and 2002, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for the years ended
December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual
Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and
2001.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts
Mutual Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance's adoption of the
National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual. In addition, effective January 1, 2003, the Company adopted
Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative
Instruments and Hedging, Income Generation, and Replication (Synthetic Asset)
Transactions."

DELOITTE & TOUCHE LLP

March 5, 2004

                                     FF-1

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                              December 31,
                                                              2003    2002
                                                              ----    ----
                                                              (In Millions)
   Assets:

   Bonds.................................................... $32,567 $27,782
   Common stocks............................................     733     649
   Mortgage loans...........................................   7,643   7,048
   Policy loans.............................................   6,564   6,253
   Real estate..............................................   1,867   1,844
   Other investments........................................   4,982   4,315
   Cash and short-term investments..........................   6,535   8,178
                                                             ------- -------

   Total invested assets....................................  60,891  56,069
   Accrued investment income................................     775     843
   Other assets.............................................   1,135   1,411
                                                             ------- -------
                                                              62,801  58,323
   Separate account assets..................................  22,943  16,439
                                                             ------- -------
   Total assets............................................. $85,744 $74,762
                                                             ======= =======

   Liabilities:

   Policyholders' reserves.................................. $47,190 $43,756
   Deposit fund balances....................................   4,791   3,913
   Policyholders' dividends.................................   1,121   1,202
   Policyholders' claims and other benefits.................     228     260
   Federal income taxes.....................................     104     334
   Asset valuation reserves.................................     888     489
   Other liabilities........................................   2,228   2,286
                                                             ------- -------
                                                              56,550  52,240
   Separate account liabilities.............................  22,912  16,417
                                                             ------- -------
   Total liabilities........................................  79,462  68,657

   Policyholders' contingency reserves......................   6,282   6,105
                                                             ------- -------

   Total liabilities and policyholders' contingency reserves $85,744 $74,762
                                                             ======= =======

                 See Notes to Statutory Financial Statements.

                                     FF-2

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                    Years Ended December 31,
                                                                     2003     2002     2001
                                                                     ----     ----     ----
                                                                         (In Millions)
Revenue:

Premium income.................................................... $12,152  $10,301  $10,386
Net investment income.............................................   3,870    3,755    3,586
Reserve adjustments on reinsurance ceded..........................      24       34     (297)
Fees and other income.............................................     215      203      196
                                                                   -------  -------  -------

Total revenue.....................................................  16,261   14,293   13,871
                                                                   -------  -------  -------

Benefits and expenses:

Policyholders' benefits and payments..............................   7,110    6,579    7,033
Addition to policyholders' reserves and funds.....................   6,087    4,720    3,907
Operating expenses................................................     863      715      568
Commissions.......................................................     548      432      348
State taxes, licenses and fees....................................     113       93       99
                                                                   -------  -------  -------

Total benefits and expenses.......................................  14,721   12,539   11,955
                                                                   -------  -------  -------

Net gain from operations before dividends and federal income taxes   1,540    1,754    1,916

Dividends to policyholders........................................   1,098    1,163    1,097
                                                                   -------  -------  -------

Net gain from operations before federal income taxes..............     442      591      819

Federal income taxes (benefit)....................................    (122)    (138)     122
                                                                   -------  -------  -------

Net gain from operations..........................................     564      729      697

Net realized capital (losses) gains...............................    (190)     664      123
                                                                   -------  -------  -------

Net income........................................................ $   374  $ 1,393  $   820
                                                                   =======  =======  =======

                 See Notes to Statutory Financial Statements.

                                     FF-3

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                               Years Ended December 31,
                                                                                2003     2002    2001
                                                                                ----     ----    ----
                                                                                    (In Millions)

Policyholders' contingency reserves, beginning of year, as previously reported $6,105   $5,151  $3,836
Cumulative effect of the change in statutory accounting principles............      -        -     981
                                                                               ------   ------  ------

Policyholders' contingency reserves, beginning of year, as adjusted...........  6,105    5,151   4,817

Increase (decrease) due to:

Net income....................................................................    374    1,393     820
Change in net unrealized capital gains (losses)...............................    120     (456)   (491)
Change in asset valuation reserves............................................   (398)     202     202
Change in non-admitted assets.................................................   (238)    (146)   (210)
Change in reserve valuation bases.............................................      -      (57)      -
Change in net deferred income taxes...........................................     81       19      23
Issuance of surplus notes.....................................................    250        -       -
Other.........................................................................    (12)      (1)    (10)
                                                                               ------   ------  ------

Net increase..................................................................    177      954     334
                                                                               ------   ------  ------

Policyholders' contingency reserves, end of year.............................. $6,282   $6,105  $5,151
                                                                               ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-4

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                               Years Ended December 31,
                                                                               2003      2002      2001
                                                                               ----      ----      ----
                                                                                     (In Millions)
Cash flows from operating activities:

Net income.................................................................. $    374  $  1,393  $    820
Addition to policyholders' reserves and policy benefits, net of transfers to
 separate accounts..........................................................    3,368     3,548     2,746
Change in accrued investment income.........................................       68       (57)      (58)
Change in federal income tax payable........................................     (230)     (340)      (66)
Net realized capital losses (gains).........................................      190      (664)     (123)
Other.......................................................................      (84)      614       196
                                                                             --------  --------  --------

Net cash provided by operating activities...................................    3,686     4,494     3,515
                                                                             --------  --------  --------

Cash flows from investing activities:

Loans and purchases of investments..........................................  (19,962)  (14,280)  (13,095)
Sales and maturities of investments and receipts from repayment of
 loans......................................................................   13,823    12,387    11,133
                                                                             --------  --------  --------

Net cash used in investing activities.......................................   (6,139)   (1,893)   (1,962)
                                                                             --------  --------  --------

Cash flows from financing activities:

Policyholders' account balance deposits.....................................    1,662     1,342     1,064
Policyholders' account balance withdrawals..................................   (1,102)     (449)     (225)
Surplus notes proceeds......................................................      250         -         -
                                                                             --------  --------  --------

Net cash provided by financing activities...................................      810       893       839
                                                                             --------  --------  --------

(Decrease) increase in cash and short-term investments......................   (1,643)    3,494     2,392

Cash and short-term investments, beginning of year..........................    8,178     4,684     2,292
                                                                             --------  --------  --------

Cash and short-term investments, end of year................................ $  6,535  $  8,178  $  4,684
                                                                             ========  ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-5

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   Massachusetts Mutual Life Insurance Company (the "Company") is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of presentation

   The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the
   National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts
   Division of Insurance ("Division").

   On January 1, 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 86 "Accounting for Derivative Instruments and Hedging, Income
   Generation, and Replication (Synthetic Asset) Transactions" ("SSAP No. 86").
   For 2002, prior to the adoption of SSAP 86, changes in the fair value of derivative financial instruments were recorded as a component of net income as realized capital gains and losses. In 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in
   Policyholders' Contingency Reserves as unrealized capital gains and losses.
   See Note 3 for additional information regarding the adoption of new accounting standards.

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d)
   deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders' contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f)
   majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g)
   surplus notes are reported in policyholders' contingency reserves, whereas
   GAAP would report these notes as liabilities; (h) assets are reported at
   "admitted asset" value and "non-admitted assets" are excluded through a charge against policyholders' contingency reserves, while under GAAP,
   "non-admitted assets" are recorded net of any valuation allowance; (i)
   reinsurance recoverables are reported as a reduction of policyholders'
   reserves and deposit fund balances, while under GAAP, these recoverables are reported as an asset; and (j) changes in the fair value of derivative financial instruments are recorded as a change in policyholders' contingency reserves, whereas GAAP records these changes as a component of net income.

                                     FF-6

Notes To Statutory Financial Statements, Continued

   The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. A reconciliation of the Company's policyholders' contingency reserves between the practices permitted by the Division and Codification is as follows:

                                                          December 31,
                                                          2002    2001
                                                          ----    ----
                                                          (In Millions)
       Policyholders' contingency reserves, as reported  $6,105  $5,151
       Less admitted prepaid pension asset                 (128)   (256)
                                                         ------  ------
       Policyholders' contingency reserves, Codification $5,977  $4,895
                                                         ======  ======

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances.
   Future events, including but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to current year presentation.

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimates of net realizable value.

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Common stocks

   Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders' contingency reserves. Common stock transactions are recorded on a trade date basis.

   The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss, and a new cost basis is established using fair value.

                                     FF-7

Notes To Statutory Financial Statements, Continued

d. Mortgage loans

   Mortgage loans are valued at amortized cost net of valuation reserves. The
   Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan's effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e. Policy loans

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f. Real estate

   Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over estimated useful life of real estate, not to exceed 40 years. Depreciation expense is included as a component of net income as net investment income.

   Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost.

   Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure.

   Depreciated cost is adjusted for other than temporary impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment loss being included as a component of net income as a realized capital loss. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g. Other investments

   Other investments primarily include investments in derivatives, common stock of unconsolidated subsidiaries and affiliates, partnerships and limited liability companies, and preferred stocks. Preferred stocks in good standing are valued at amortized cost.

   The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, equity and asset swaps, options and interest rate caps and floors. Investment risk is assessed on a portfolio basis and derivatives financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   For derivative financial instruments, the fair value is included in other investments on the Statutory Statements of Financial Position. Net amounts receivable and payable are accrued and included in other investments on the
   Statutory Statements of Financial Position.

                                     FF-8

Notes To Statutory Financial Statements, Continued

   Unconsolidated subsidiaries are accounted for using the equity method. The
   Company accounts for the value of its investment in MassMutual Holding
   Company, Inc. ("MMHC") at its underlying GAAP net equity, adjusted for certain non-admitted assets. Net investment income is recorded by the
   Company to the extent that dividends are paid by the subsidiaries.

   Partnerships and limited liability companies ("LLCs") are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized as a component of net income as a realized capital loss for the excess of the carrying value over the estimated fair value. The estimated fair value is determined by evaluating the Company's current equity value in the underlying investment, performed by assessing the partnership or LLC's balance sheet, cash flow and current financial condition.

h. Cash and short-term investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i. Accrued investment income

   Accrued investment income consists primarily of interest and dividends.
   Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on:
   (a) unpaid interest on bonds in default; (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain;
   (c) rent in arrears for more than three months; and (d) policy loan interest due and accrued in excess of cash value.

j. Other assets

   Other assets primarily include the deferred tax asset and outstanding premium.

   Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets.
   Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most amortized software and office equipment costs are non-admitted assets.

k. Non-admitted assets

   Assets designated as "non-admitted" by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve
   ("IMR") asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders' contingency reserves.

l. Separate accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $22,518 million and $16,045 million at December
   31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $394 million and
   $372 million at December 31, 2003 and 2002, respectively, for which the
   Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not reported as a component of net income.

                                     FF-9

Notes To Statutory Financial Statements, Continued

m. Policyholders' reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the
   Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to
   11.25%.

   Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00%
   to 6.00%.

   Disabled life reserves are generally calculated using actuarially accepted methodology, morbidity tables, and interest rates reflecting estimated future investment yields. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders' contingency reserves.

   Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date. Claim expense reserves are based on a recent analysis of the unit expenses related to the processing and examination of new and on-going claims.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based in accordance with NAIC Annual
   Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

   The Company had $29,867 million and $24,197 million of insurance in force at
   December 31, 2003 and 2002, respectively, for which the gross premium is less than the net premium according to the standard valuation set by the
   Division.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the
   Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for
   GMDBs. The GMDB reserve balances at December 31, 2003 and 2002 were $5 million and $8 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $3 million decrease in policyholders'
   contingency reserves.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n. Deposit fund balances

   Reserves for funding agreements, guaranteed investment contracts, deposit administration, supplemental contracts, and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

                                     FF-10

Notes To Statutory Financial Statements, Continued

o. Policyholders' dividends

   Policyholders' dividends to be paid in the following year are approved annually by the Company's Board of Directors. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders' dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2003 and
   2002. Policyholders' dividends are recorded as a component of net income.

p. Asset valuation reserves

   The Company maintains an asset valuation reserve ("AVR"). The AVR is a contingency reserve to offset potential credit-related losses of stocks, as well as declines in the value of bonds, mortgage loans, real estate investments, partnerships and LLCs.

q. Other liabilities

   Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

   Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of
   Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

r. Policyholders' contingency reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

s. Participating contracts

   Participating contracts issued by the Company represented approximately 66%
   of the Company's policyholders' reserves and deposit fund balances as of
   December 31, 2003.

t. Reinsurance

   The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders'
   reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of the benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. See Note 9 for additional information on reinsurance agreements with subsidiaries.

u. Premium and related expense recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

v. Realized and unrealized capital gains and losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts.
   Realized capital gains and losses are recognized in net income and are determined using the specific

                                     FF-11

Notes To Statutory Financial Statements, Continued

   identification method. Net realized after-tax capital losses of $53 million in 2003, $44 million in 2002, and net realized after-tax capital gains of $3 million in 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to $117 million, $56 million and $31 million in 2003, 2002 and 2001, respectively.

   Unrealized capital gains and losses are recorded as a change in policyholders' contingency reserves.

3. NEW ACCOUNTING STANDARDS

   In December 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 89 "Accounting for Pensions" ("SSAP No. 89"). SSAP No. 89
   supercedes SSAP No. 8 "Pensions." SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders' contingency reserves and not as a component of net income.
   Adoption of SSAP No. 89 did not have an impact upon the Company's policyholders' contingency reserves.

   On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes
   SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting
   Standards Board Statement No. 133, "Accounting for Derivative Instruments
   and Hedging Activities." SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in the hedging transactions that do no meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP
   No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1,
   2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders' contingency reserves. Accordingly, the
   Company reports the change in market value of its open derivative contracts for the year ended December 31, 2003 of $90 million as a change in net unrealized capital losses on the Statutory Statement of Changes in
   Policyholders' Contingency Reserves and for the years ended December 31,
   2002 and 2001 of $934 million and $275 million, respectively, as a component of net income as net realized capital gains.

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders' contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

                                     FF-12

Notes To Statutory Financial Statements, Continued

4. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a. Bonds

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 6,707    $  237      $107     $ 6,837
Debt securities issued by foreign governments                   120        28         -         148
Asset-backed securities                                       1,639        62        10       1,691
Mortgage-backed securities                                    4,330       165        18       4,477
State and local governments                                     101         7         2         106
Corporate debt securities                                    16,117     1,269       100      17,286
Utilities                                                     1,163       102         5       1,260
Affiliates                                                    2,390        26         3       2,413
                                                            -------    ------      ----     -------
                                                            $32,567    $1,896      $245     $34,218
                                                            =======    ======      ====     =======

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 3,781    $  396      $  8     $ 4,169
Debt securities issued by foreign governments                    26         2         -          28
Asset-backed securities                                         518        37        15         540
Mortgage-backed securities                                    4,514       308         3       4,819
State and local governments                                      67        13         -          80
Corporate debt securities                                    15,281     1,476       146      16,611
Utilities                                                       978        93        14       1,057
Affiliates                                                    2,617        24         5       2,636
                                                            -------    ------      ----     -------
                                                            $27,782    $2,349      $191     $29,940
                                                            =======    ======      ====     =======

                                     FF-13

Notes To Statutory Financial Statements, Continued

   The following table summarizes carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                   Estimated
                                                          Carrying   Fair
                                                           Value     Value
                                                           -----     -----
                                                            (In Millions)
    Due in one year or less                               $   740   $   755
    Due after one year through five years                   7,196     7,622
    Due after five years through ten years                  9,710    10,443
    Due after ten years                                     5,771     5,969
                                                          -------   -------
                                                           23,417    24,789
    Asset and mortgage-backed securities, and obligations
     of U.S. government corporations and agencies           9,150     9,429
                                                          -------   -------
                                                          $32,567   $34,218
                                                          =======   =======

       The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2003      2002    2001
                                                       ----      ----    ----
                                                          (In Millions)
    Cost of investments acquired                      $15,909   $11,141 $9,551
    Proceeds from investments sold, matured or repaid  11,087     9,898  8,138
    Gross realized capital gains                          195        96     76
    Gross realized capital losses                         222       273    152

   Portions of realized capital gains and losses were deferred into the IMR.
   Other than temporary impairments on bonds during the years ended December
   31, 2003, 2002 and 2001 were $157 million, $187 million and $110 million, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $289 million in unrealized losses, $56 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Common stocks

   The cost and carrying value of common stocks were as follows:

                                              December 31,
                                              ------------
                                              2003   2002
                                              ----   ----
                                              (In Millions)
                      Cost                    $538   $653
                      Gross unrealized gains   225     93
                      Gross unrealized losses  (30)   (97)
                                              ----   ----
                      Carrying value          $733   $649
                                              ====   ====

                                     FF-14

Notes To Statutory Financial Statements, Continued

   The purchases, sales, and gain/loss activity of common stocks were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $362     $619    $453
                 Proceeds from investments sold  466      413     554
                 Gross realized capital gains     91       59      49
                 Gross realized capital losses    44       87      45

   Other than temporary impairments on common stocks were $26 million, $26 million and $4 million during the years ended December 31, 2003, 2002 and
   2001, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: equity securities that have a fair value of 70% or less of book value for twelve months. Through the Company's comprehensive evaluation, management concluded that the equities related to the unrealized losses do not substantiate an other than temporary designation. Of the $30 million in unrealized losses, $24 million are related to unrealized losses
   12 months or longer.

   The Company is not exposed to any significant concentration risk.

c. Mortgage loans

   Mortgage loans, comprised primarily of commercial mortgage loans, were
   $7,643 million and $7,048 million, net of valuation reserves of $17 million and $14 million, at December 31, 2003 and 2002, respectively. The Company's mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2003, 2002 and 2001. Two restructured loans at December 31, 2003 and 2002 had no carrying value.

   At December 31, 2003, scheduled mortgage loan maturities, net of valuation reserves, were as follows:

                                              (In Millions)
                    2004                         $  271
                    2005                            670
                    2006                            808
                    2007                            414
                    2008                            546
                    Thereafter                    3,286
                                                 ------
                    Commercial mortgage loans     5,995
                    Mortgage loan pools           1,648
                                                 ------
                    Total mortgage loans         $7,643
                                                 ======

   The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, commercial mortgage loan lending rates ranged from 2.4% to 8.9%, and mezzanine loan lending rates ranged from 10.0%
   to 10.5%.

                                     FF-15

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of mortgage loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                          (In Millions)
     Cost of investments acquired                      $2,070   $1,456  $1,872
     Proceeds from investments sold, matured or repaid  1,504    1,335   1,885
     Gross realized capital gains                           2        5      16
     Gross realized capital losses                          4        4       7

   The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81% and 84% at December 31, 2003 and 2002, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time the loan was originated was 96% and 98% at December
   31, 2003 and 2002, respectively.

   The geographic distributions of the mortgage loans were as follows:

                                                 December 31,
                                                 ------------
                                                  2003   2002
                                                  ----   ----
                                                 (In Millions)
                  California                     $1,128 $1,100
                  Texas                             569    579
                  Massachusetts                     465    319
                  New York                          351    354
                  Illinois                          340    384
                  Florida                           257    331
                  All other states and countries  2,885  2,679
                                                 ------ ------
                  Commercial mortgage loans       5,995  5,746
                  Mortgage loan pools             1,648  1,302
                                                 ------ ------
                  Total mortgage loans           $7,643 $7,048
                                                 ====== ======

d. Real estate

   The carrying value of real estate was as follows:

                                                     December 31,
                                                     ------------
                                                     2003    2002
                                                     ----    ----
                                                     (In Millions)
             Held for the production of income      $1,622  $1,613
             Encumbrances                              (35)    (43)
                                                    ------  ------
             Held for the production of income, net  1,587   1,570
                                                    ------  ------

             Held for sale                             210     201
             Valuation reserves                         (5)     (3)
                                                    ------  ------
             Held for sale, net                        205     198
                                                    ------  ------

             Occupied by the Company                   180     176
             Accumulated depreciation                 (105)   (100)
                                                    ------  ------
             Occupied by the Company, net               75      76
                                                    ------  ------

             Total real estate                      $1,867  $1,844
                                                    ======  ======

   The carrying value of non-income producing real estate was $111 million and
   $91 million at December 31, 2003 and 2002, respectively. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

                                     FF-16

Notes To Statutory Financial Statements, Continued

   Depreciation on investment real estate was $107 million, $102 million and
   $79 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases and sales of real estate investments were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $378     $229    $209
                 Proceeds from investments sold  197      325     179
                 Gross realized capital gains     13      122      49
                 Gross realized capital losses     4        4      10

   Other than temporary impairments on real estate for the years ended December
   31, 2003 and 2002 were less than $1 million and were recorded as a component of net income as a realized capital loss. There were no other than temporary impairments recorded for the year ended December 31, 2001.

e. Other investments

   Investments in partnerships and LLCs were $1,402 million and $1,194 million at December 31, 2003 and 2002, respectively. Other than temporary impairments of partnerships and LLCs for the years ended December 31, 2003,
   2002 and 2001 were $32 million, $37 million and $4 million, respectively, and were included as a component of net income as a realized capital loss.
   Net investment income of partnerships and LLCs was $122 million, $55 million and $43 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases, sales and gain/loss activity of partnerships and LLCs were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (In Millions)
            Cost of investments acquired             $414     $284    $253
            Proceeds from investments sold or repaid  270      292     273
            Gross realized capital gains               24       11      17
            Gross realized capital losses              33       38      43

f. Short-term investments

   The carrying value of short-term investments was as follows:

                                                          December 31,
                                                          ------------
                                                           2003   2002
                                                           ----   ----
                                                          (In Millions)
        U. S. Treasury securities and obligations of U.S.
          government corporations and agencies            $4,419 $5,229
        Corporate debt securities                          1,798  2,787
        Utilities                                            131     33
                                                          ------ ------
        Total                                             $6,348 $8,049
                                                          ====== ======

                                     FF-17

Notes To Statutory Financial Statements, Continued

g. Net realized capital gains and losses

   Net realized capital gains and losses were comprised of the following:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2003     2002    2001
                                                            ----     ----    ----
                                                              (In Millions)
Bonds                                                      $ (27)   $(177)  $ (76)
Common stocks                                                 47      (28)      4
Mortgage loans                                                (2)       1       9
Real estate                                                    9      118      39
Closed derivatives                                          (214)     (88)    (58)
Other investments                                            (56)    (149)    (41)
Federal and state taxes                                        -        9     (26)
                                                            -----   -----   -----
Subtotal                                                    (243)    (314)   (149)
Derivatives mark-to-market                                     -      934     275
                                                            -----   -----   -----
Net realized capital (losses) gains before deferral to IMR  (243)     620     126
                                                            -----   -----   -----

Losses (gains) deferred to IMR                                82       66      (4)
Less: taxes on net deferred (losses) gains                   (29)     (22)      1
                                                            -----   -----   -----
Net loss (gain) deferred to IMR                               53       44      (3)
                                                            -----   -----   -----

Total net realized capital (losses) gains                  $(190)   $ 664   $ 123
                                                            =====   =====   =====

h. Reverse repurchase agreements

   As of December 31, 2003 and 2002, the Company had reverse repurchase agreements outstanding with total carrying values of $188 million and $205 million, respectively. The maturities of these agreements range from January
   6, 2004 through March 10, 2004, while the interest rates range from 1.11% to
   1.38%. The outstanding amount at December 31, 2003 was collateralized by bonds with a fair value of $192 million.

5. PORTFOLIO RISK MANAGEMENT

   The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, interest rate caps and floors, forward commitments, asset and equity swaps, and financial futures. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed interest payments calculated by reference to an agreed-upon notional principal amount.

   Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The
   Company's option contracts have terms of up to fifteen years.

   The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association,
   Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure.

                                     FF-18

Notes To Statutory Financial Statements, Continued

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

   The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company's futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

   The Company's principal market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance.
   In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the
   Company is due amounts, to be offset by contracts in a negative position.
   This right of offset combined with collateral obtained from counterparties reduces the Company's exposure. As of December 31, 2003 and 2002, the
   Company obtained collateral of $1,579 million and $1,443 million, respectively. The amounts at risk, in a net gain position, net of offsets and collateral, were $181 million and $330 million at December 31, 2003 and
   2002, respectively. The Company monitors exposure to ensure counterparties are credit-worthy and the concentration of exposure is minimized.

   The following table summarizes the carrying value, fair value and notional amount of the Company's derivative financial instruments:

                                                     December 31, 2003
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,216  $1,216 $27,321
      Currency swaps                                  261     261   1,197
      Options                                         102     102   5,175
      Forward commitments, equity and asset swaps      29      29   3,183
      Interest rate caps & floors                      10      10   1,000
      Financial futures - short positions               -       -     549
                                                   ------  ------ -------
      Total                                        $1,618  $1,618 $38,425
                                                   ======  ====== =======

                                                     December 31, 2002
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,262  $1,262 $21,927
      Currency swaps                                  230     230   1,112
      Options                                         139     139   9,275
      Forward commitments, equity and asset swaps      60      60   4,122
      Interest rate caps & floors                      22      22   1,000
      Financial futures - short positions               -       -     425
      Financial futures - long positions                -       -     889
                                                   ------  ------ -------
      Total                                        $1,713  $1,713 $38,750
                                                   ======  ====== =======

   Notional amounts do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   Net investment income on derivative instruments was $451 million, $396 million, and $171 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

                                     FF-19

Notes To Statutory Financial Statements, Continued

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds and stocks: Estimated fair value of bonds and stocks is based on values provided by the NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

   Derivative financial instruments: Estimated fair value for these instruments is based upon quotations obtained from independent sources.

   Investment-type insurance contracts and funding agreements: The estimated fair value is determined by discounting future cash flows at current market rates.

   The following table summarizes the Company's financial instruments:

                                                     December 31,
                                                     ------------
                                                2003               2002
                                         ------------------ ------------------
                                                  Estimated          Estimated
                                         Carrying   Fair    Carrying   Fair
                                          Value     Value    Value     Value
                                          -----     -----    -----     -----
                                                     (In Millions)
  Financial assets:
    Bonds                                $32,567   $34,218  $27,782   $29,940
    Common stocks                            733       733      649       649
    Preferred stocks                         234       250      219       223
    Mortgage loans                         7,643     8,152    7,048     7,755
    Policy loans                           6,564     6,564    6,253     6,253
    Derivative financial instruments       1,618     1,618    1,713     1,713
    Cash and short-term investments        6,535     6,535    8,178     8,178
  Financial liabilities:
    Funding agreements                     3,405     3,511    2,705     2,829
    Investment-type insurance contracts   10,298    10,293    9,982     9,991

7. FIXED ASSETS

   The company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment, and furniture. Fixed assets amounted to $165 million and $200 million, net of accumulated depreciation of $230 million and $189 million, at December 31,
   2003 and 2002, respectively. Depreciation expense on fixed assets for the years ended December 31, 2003, 2002 and 2001 was $63 million, $55 million, and $33 million, respectively.

                                     FF-20

Notes To Statutory Financial Statements, Continued

8. SURPLUS NOTES

   Surplus notes of $250 million at 5.625% due in 2033, $100 million at 7.500%
   due in 2024 and $250 million at 7.625% due in 2023, were issued by the
   Company in 2003, 1994, and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts
   General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

   All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the note issued in 2003.

   Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is paid on May
   15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $34 million, $27 million and $27 million was approved and paid in 2003, 2002, and 2001, respectively.

9. RELATED PARTY TRANSACTIONS

   The Company has management and service contracts and cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to subsidiaries and affiliates were $155 million, $194 million and
   $208 million for 2003, 2002, and 2001, respectively. The majority of these fees were from C.M. Life Insurance Company ("C.M. Life"), which accounted for $121 million in 2003, $162 million in 2002, and $172 million in 2001.

   Various unconsolidated subsidiaries and affiliates, including David L.
   Babson & Company, Inc. ("David L. Babson"), a subsidiary of DLB Acquisition
   Corporation, provide investment advisory services for the Company. Total fees for such services were $132 million, $116 million and $101 million for
   2003, 2002 and 2001, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company.
   Total fees for such services were $8 million, $9 million and $9 million for
   2003, 2002 and 2001, respectively.

   In 2003, the Company entered into a modified coinsurance agreement with its affiliate, MassMutual Life Insurance Company of Japan ("MassMutual Japan")
   on certain life insurance products. In 2003, the Company assumed premium of
   $41 million. Fees and other income include a $40 million expense allowance.
   Total policyholders' benefits assumed were $12 million. A modified coinsurance adjustment of $17 million was paid to MassMutual Japan in 2003.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life and
   MML Bay State Life Insurance Company ("Bay State"), including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $239 million in 2003, $153 million in 2002 and $410 million in 2001. Fees and other income include a $104 million, $98 million and $53 million expense allowance in 2003, 2002 and 2001, respectively. Total policyholders' benefits incurred on these agreements were $62 million in 2003, $46 million in 2002 and $50 million in 2001. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life both in 2003 and 2002, whereas net modified coinsurance adjustments of $296 million were paid to certain unconsolidated subsidiaries in 2001. In 2003 and 2002, experience refunds of $16 million and $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life.

   The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contractholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $117 million, $256 million and $296 million in
   2003, 2002 and 2001, respectively. The Company has an agreement with C.M.
   Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of $1 million and $5 million recorded as of December
   31, 2003 and 2002, respectively and received commissions of $9 million, $5 million and $15 million from C.M. Life for the years ended December 31,
   2003, 2002 and 2001, respectively.

                                     FF-21

Notes To Statutory Financial Statements, Continued

   The Company has outstanding amounts due to affiliates David L. Babson of $16 million at 4.7% and Cornerstone Real Estate Advisers, Inc. of $3 million at
   5.0%. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Through December 31, 2003, interest accrued and paid was less than $1 million.

10.INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

   The Company's wholly-owned subsidiary, MassMutual Holding Company, Inc.
   ("MMHC"), owns subsidiaries which include retail and institutional asset management, registered broker dealer, and international life and annuity operations.

   During 2003, 2002 and 2001, the Company received $150 million, $100 million and $155 million, respectively, in dividends from such subsidiaries.
   Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of
   Changes in Policyholders' Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,270 million and $2,452 million at
   December 31, 2003 and 2002, respectively. The Company recorded interest of
   $132 million, $120 million and $138 million in 2003, 2002 and 2001, respectively.

   During 2003, 2002 and 2001, the Company contributed additional paid-in capital of $256 million, $255 million, and $208 million, respectively, to unconsolidated subsidiaries, principally C.M. Life and MMHC.

   Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

                                       2003    2002    2001
                                       ----    ----    ----
                                          (In Millions)
                    Total revenue     $ 1,926 $2,314  $2,187
                    Net income (loss)     105    (16)      4
                    Assets             11,690  9,994   9,344
                    Liabilities        11,081  9,446   8,963

   Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

                                    2003    2002    2001
                                    ----    ----    ----
                                        (In Millions)
                     Total revenue $ 3,230 $ 3,026 $ 2,443
                     Net income        274      22      61
                     Assets         14,824  12,924  11,770
                     Liabilities    13,557  12,055  10,891

11.BENEFIT PLANS

   The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

   Pension and savings plan

   The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are based on the greater of a formula based on either final average earnings and length of service or the cash balance formula.
   For other participants, benefits are based only on an account balance that takes into consideration age, service and salary during their careers.

   As permitted by the Division, a portion of the prepaid pension asset of the
   Company, prior to December 31, 2003, was allowed as an admitted asset. The
   Company recognized a plan asset of $128 million at December 31, 2002. At
   December 31,

                                     FF-22

Notes To Statutory Financial Statements, Continued

   2003, the prepaid pension asset was non-admitted. Pension plan assets are invested in group annuity contracts which invest in the Company's general and separate accounts.

   The Company's policy is to fund pension costs in accordance with the
   Employee Retirement Income Security Act of 1974. The Company contributed $48 million for the year ended December 31, 2003. No funding was made for the years ended December 31, 2002 and 2001.

   The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

   The matching contributions by the Company were $18 million, $15 million and
   $15 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included as a component of net income as operating expenses.

   The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

   Other postretirement benefits

   The Company provides certain life insurance and health care benefits ("other postretirement benefits") for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. Substantially all of the
   Company's employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company's management. The postretirement health care plans include a limit on the Company's share of costs for recent and future retirees.

   The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2003 and 2002, the net unfunded accumulated benefit obligation was $266 million and $245 million, respectively, for employees and agents eligible to retire or currently retired and $37 million and $32 million, respectively, for participants not eligible to retire.

   On December 8, 2003, the Medicare Prescription Drug, Improvement and
   Modernize Act of 2003 was enacted that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006.
   The retiree medical obligations and costs reported in these financial statements do not yet reflect the impact of those new Medicare benefits. By
   2006, the Company expects to modify its retiree medical plans to adapt to the new Medicare prescription drug program. As a result of the additional federal subsidies for retiree prescription drug costs, the Company anticipates that its overall obligations and costs will be lower once those modifications are reflected.

                                     FF-23

Notes To Statutory Financial Statements, Continued

   In 2003, prepaid benefit costs are non-admitted. In 2002, prepaid benefit costs are included in other assets. Accrued benefit costs are included in other liabilities in the Company's Statutory Statements of Financial
   Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

                                                                         Pension     Other Postretirement
                                                                         Benefits      Benefits
                                                                      -------------  -------------------
                                                                       2003    2002   2003       2002
                                                                       ----    ----   ----       ----
                                                                             (In Millions)
Change in benefit obligation:
  Benefit obligation at beginning of year                             $  986  $ 855  $ 261      $ 223
  Service cost                                                            27     25      5          6
  Interest cost                                                           65     60     17         16
  Contribution by plan participants                                        -      -      5          6
  Actuarial gain                                                          11     20     14         31
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Plan amendments                                                          -      1      -          -
  Business combinations, divestitures, curtailments, settlements and
   special termination benefits                                            -      -      -          -
  Change in actuarial assumption                                          95     77      -          -
  Benefit obligation at end of year                                   $1,126  $ 986  $ 282      $ 261
                                                                      ======  =====    =====     =====
Change in plan assets:
  Fair value of plan assets at beginning of year                      $  846  $ 928  $  16      $  17
  Actual return on plan assets                                           115    (42)     -          -
  Employer contribution                                                   61     12     15         14
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Contributions by plan participants                                       -      -      5          6
  Business combinations, divestitures and settlements                      -      -      -          -
                                                                      ------  -----    -----     -----
  Fair value of plan assets at end of year                            $  964  $ 846  $  16      $  16
                                                                      ======  =====    =====     =====
  Funded status of the plan                                           $ (162) $(140) $(266)     $(245)
  Unrecognized net loss                                                  487    434     60         44
  Remaining net obligation at initial date of application                  8      9     48         53
  Effect of fourth quarter activity                                        3      1      6          4
                                                                      ------  -----    -----     -----
  Prepaid assets (accrued liabilities)                                   336    304  $(152)     $(144)
                                                                                       =====     =====
  Less assets non-admitted                                              (475)  (312)
                                                                      ------  -----
  Net amount recognized                                               $ (139) $  (8)
                                                                      ======  =====
Benefit obligation for non-vested employees                           $   24  $  20  $  37      $  32
                                                                      ======  =====    =====     =====

                                     FF-24

Notes To Statutory Financial Statements, Continued

   Net periodic (benefit) cost is included in operating expenses on the
   Statutory Statements of Income for the years ended December 31, 2003 and
   2002 and contains the following components:

                                                                         Pension    Other Postretirement
                                                                        Benefits      Benefits
                                                                        --------      --------
                                                                       2003   2002   2003       2002
                                                                       ----   ----   ----       ----
                                                                             (In Millions)
Components of net periodic (benefit) cost:
  Service cost                                                        $  27  $  25  $   6      $   6
  Interest cost                                                          65     60     17         16
  Expected return on plan assets                                        (79)   (82)    (1)        (1)
  Amortization of unrecognized transition obligation                      1      -      5          5
  Amount of recognized (gains) and losses                                12      1      1          -
                                                                      -----  -----    -----     -----
  Total net periodic (benefit) cost                                   $  26  $   4  $  28      $  26
                                                                      =====  =====    =====     =====
Amounts recognized in the Statutory Statements of Financial Position:
  Prepaid pension plan asset                                          $ 467  $ 431  $   -      $   -
  Intangible assets                                                       8      9      -          -
  Less assets non-admitted                                              475    312      -          -
                                                                      -----  -----    -----     -----
  Net prepaid pension plan asset                                          -    128      -          -
  Accrued benefit liability                                            (173)  (154)  (152)      (144)
  Policyholders' contingency reserves                                    34     18      -          -
                                                                      -----  -----    -----     -----
  Net amount recognized                                               $(139) $  (8) $(152)     $(144)
                                                                      =====  =====    =====     =====

   The assumptions at September 30, 2003 and 2002 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

                                                                         Pension   Other Postretirement
                                                                        Benefits     Benefits
                                                                        --------     --------
                                                                       2003  2002  2003       2002
                                                                       ----  ----  ----       ----
Discount rate                                                          6.00% 6.75% 6.00%      6.75%
Increase in future compensation levels                                 4.00% 4.00% 4.00%      5.00%
Long-term rate of return on assets                                     8.00% 8.00% 6.00%      6.75%
Health care cost trend rate                                                -     - 9.00%     10.00%
Ultimate health care cost trend rate after gradual decrease until 2007     -     - 5.00%      5.00%

   A one percent increase in the annual assumed inflation rate of medical costs would increase the 2003 accumulated post retirement benefit liability and benefit expense by $18 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2003 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively.

   The net expense charged to operations for all employee benefit plans was
   $132 million, $87 million and $55 million for the years ended December 31,
   2003, 2002 and 2001, respectively.

12.REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded was $328 million, $277 million and $220 million and reinsurance recoveries were $187 million, $156 million and $135 million for the periods ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from reinsurers were $47 million and $50 million as of December
   31, 2003 and 2002, respectively. At December 31, 2003, seven reinsurers accounted for 77% of the outstanding reinsurance recoverable.

                                     FF-25

Notes To Statutory Financial Statements, Continued

13.FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to policyholders' contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, results in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and policyholders' contingency reserves are as follows:

                                                      December 31,
                                                      ------------
                                                      2003     2002
                                                      ----     ----
                                                      (In Millions)
          Total gross deferred tax assets           $ 2,013  $ 2,044
          Total gross deferred tax liabilities       (1,215)  (1,043)
                                                    -------  -------
          Net deferred tax asset                        798    1,001
          Deferred tax assets non-admitted             (427)    (479)
                                                    -------  -------
          Net admitted deferred tax asset           $   371  $   522
                                                    =======  =======
          Decrease (increase) in non-admitted asset $    52  $    (8)
                                                    =======  =======

   The provision for incurred taxes (benefit) on earnings are as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                         (In Millions)
      Federal income tax (benefit) expense             $(132)   $(144)   $116
      Foreign income tax expense                          10        6       6
                                                        -----    -----    ----
                                                        (122)    (138)    122
      Federal income tax on net capital (losses) gains     -       (9)     22
                                                        -----    -----    ----
      Federal and foreign income tax (benefit) expense $(122)   $(147)   $144
                                                        =====    =====    ====

                                     FF-26

Notes To Statutory Financial Statements, Continued

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                      December 31,
                                                      ------------
                                                      2003    2002
                                                      ----    ----
                                                      (In Millions)
           Deferred tax assets:
             Reserve items                           $  574  $  557
             Policy acquisition costs                   389     374
             Non-admitted assets                        244     180
             Policyholder dividend related items        234     340
             Investment items                           208     102
             Pension and compensation related items     166     134
             Unrealized investment losses                62     270
             Other                                      136      87
                                                     ------  ------
               Total deferred tax assets              2,013   2,044
             Non-admitted deferred tax assets          (427)   (479)
                                                     ------  ------
               Admitted deferred tax assets           1,586   1,565
                                                     ------  ------
           Deferred tax liabilities:
             Unrealized investment gains                649       -
             Deferred and uncollected premium           177     167
             Investment items                           162     656
             Pension items                              162     149
             Other                                       65      71
                                                     ------  ------
               Total deferred tax liabilities         1,215   1,043
                                                     ------  ------
               Net admitted deferred tax assets      $  371  $  522
                                                     ======  ======

   The change in net deferred income taxes is comprised of the following:

                                                          2003
                                                          ----
                                                      (In Millions)
            Change in deferred tax assets                 $ (31)
            Change in deferred tax liabilities             (172)
                                                          -----
            (Decrease) increase in deferred tax asset      (203)
            Tax effect of unrealized gains (losses)         284
                                                          -----
            Change in net deferred income tax             $  81
                                                          =====

   The provision for federal and foreign income taxes incurred (benefit received) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                   2003   2002  2001
                                                   ----   ----  ----
                                                     (In Millions)
           Provision computed at statutory rate   $  70  $ 421  $340
           Investment items                        (138)   (58)  (70)
           Tax credits                              (38)   (36)  (33)
           Policyholder dividends                   (34)  (174)  (17)
           Non-admitted assets                      (52)  (179)  (70)
           Other                                    (11)   (11)   51
                                                  -----  -----  ----
           Total                                  $(203) $ (37) $201
                                                  =====  =====  ====
           Federal and foreign income tax benefit $(122) $(147) $144
           Change in net deferred income taxes      (81)   110    57
                                                  -----  -----  ----
           Current income tax                     $(203) $ (37) $201
                                                  =====  =====  ====

   During the years ended December 31, 2003, 2002 and 2001, the Company paid federal income taxes in the amounts of $107 million, $195 million and $210 million, respectively. As of December 31, 2003, federal income taxes paid in the current

                                     FF-27

Notes To Statutory Financial Statements, Continued

   and prior years that will be available for recovery in the event of future net losses were as follows: $101 million in 2003; $75 million in 2002; and
   $153 million in 2001.

   On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the
   "Act") was signed into law. One of the provisions of the Act modified the
   2003, 2002 and 2001 tax deductibility of the Company's dividends paid to policyholders. As a result of the Act, for the period ended December 31,
   2002, the Company's tax liability established prior to December 31, 2001 has been reduced by $82 million.

   The Company plans to file its 2003 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes.
   Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United States Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments that may result from such examinations will not materially impact the Company's financial position.

14.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the durations of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

b. Leases

   The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $39 million, $34 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Future minimum lease commitments are as follows:

                                       (In Millions)
                            2004           $ 32
                            2005             27
                            2006             21
                            2007             17
                            2008             13
                            Thereafter        8
                                           ----
                            Total          $118
                                           ====

c. Guaranty funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes.

                                     FF-28

Notes To Statutory Financial Statements, Continued

   The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d. Litigation

   The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class actions suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial positions, results of operations, or liquidity.

e. Commitments

   In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2003 and 2002, the Company had approximately $925 million and $450 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. In the normal course of business, the Company enters into letter of credit arrangements.
   At December 31, 2003 and 2002, the Company had approximately $68 million and
   $63 million of outstanding letters of credit, respectively. At December 31,
   2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

   In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2003, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $695 million, $403 million and $827 million, respectively.

   Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited as to the amount necessary to satisfy the terms of the agreement. At December 31, 2003 and 2002, the Company had no outstanding obligations attributable to these commitments and guarantees.

15.WITHDRAWAL CHARACTERISTICS

a. Annuity actuarial reserves and deposit fund liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                         Amount     % of Total
                                                                         ------     ----------
                                                                      (In Millions)
Subject to discretionary withdrawal - with market value adjustment       $28,330        75%
Subject to discretionary withdrawal - without market value adjustment      2,350         6
Not subject to discretionary withdrawal                                    7,365        19
                                                                         -------       ---
Total                                                                    $38,045       100%
                                                                         =======       ===

   Of the $28,330 million subject to discretionary withdrawal with market value adjustment, $21 million is subject to surrender charges of less than 5%.

                                     FF-29

Notes To Statutory Financial Statements, Continued

b. Separate accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                                    Guaranteed Non-Guaranteed  Total
                                                                    ---------- --------------  -----
                                                                              (In Millions)
Net premium, considerations or deposits                                $  4       $ 3,422     $ 3,426
                                                                       ====       =======     =======
Reserves:
  For accounts with assets at:
    Fair value                                                         $393       $22,401     $22,794
    Amortized cost                                                        1             -           1
                                                                       ----       -------     -------
    Total reserves                                                      394        22,401      22,795
    Non-policy liabilities                                                -           117         117
                                                                       ----       -------     -------
    Total                                                              $394       $22,518     $22,912
                                                                       ====       =======     =======
By withdrawal characteristics:
  Subject to withdrawal:
    At book value without fair value adjustment and current
     surrender charge of 5% or more                                    $  -       $   273     $   273
    At fair value                                                       393        22,100      22,493
    At book value without fair value adjustment and with current
     surrender charge less than 5%                                        -            28          28
                                                                       ----       -------     -------
    Subtotal                                                            393        22,401      22,794
Not subject to discretionary withdrawal                                   1             -           1
Non-policy liabilities                                                    -           117         117
                                                                       ----       -------     -------
Total                                                                  $394       $22,518     $22,912
                                                                       ====       =======     =======

                                     FF-30

Notes To Statutory Financial Statements, Continued

16.SUBSIDIARIES AND AFFILIATED COMPANIES

   A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2003, is illustrated below.
   Subsidiaries are wholly-owned, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.
       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   MML Series Investment Funds
   MassMutual Institutional Funds

                                     FF-31

Part C

Other Information

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Independent Auditors’ Report

Statement of Assets and Liabilities as of December 31, 2003

Statement of Operations for the year ended December 31, 2003

Statements of Changes in Net Assets for the years ended December 31, 2003, and 2002

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2003 and 2002

Statutory Statements of Income for the years ended December 31, 2003, 2002, and 2001

Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2003, 2002, and 2001

Statutory Statements of Cash Flows for the years ended December 31, 2003, 2002, and 2001

Notes to Statutory Financial Statements

(b)  Exhibits:

Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to Registration Statement File No. 2-75412, filed and effective May 1, 1998.

Exhibit 2	None

Exhibit 3	(i) Copy of Distribution Agreement between the Registrant and MML Investors Services, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to Registration Statement File No. 2-75412, filed and effective May 1, 1998.

(ii) None

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to Registration Statement File No. 2-75412, filed and effective May 1, 1998.

Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract in Exhibit 4 above, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to Registration Statement File No. 2-75412, filed and effective May 1, 1998.

Exhibit 6	(i) Copy of the Charter of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

(ii) Copy of the By-Laws of Massachusetts Mutual Life Insurance Company incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.

Exhibit 7	None

Exhibit 8	None

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Independent Auditors’ Consent, Deloitte & Touche LLP*

(ii) Powers of Attorney for:

Robert J. O’Connell

Howard Gunton

James R. Birle

Gene Chao

James H. DeGraffenreidt, Jr.

James L. Dunlap

William B. Ellis

Robert Essner

Robert M. Furek

William B. Marx, Jr.

John F. Maypole

Marc Racicot

Thomas A. Monti

Incorporated by reference to Initial Registration Statement No. 333-112626 on Form N-4 on February 9, 2004.

Roger G. Ackerman

Patricia Diaz Dennis

Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 filed on Form N-6 on February 24, 2004.

Exhibit 11	None

Exhibit 12	None

Exhibit 13	Copy of the form of Schedule of Computation of Performance, incorporated by reference to Registrants Post Effective Amendment No. 16 to File No. 2-75412.

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address       Principal Occupation(s) During Past Five Years
--------------------------------       ----------------------------------------------
Roger G. Ackerman, Director            Corning, Inc.
P.O. Box 45                              Chairman (2001)
Phoenix, NY 13135                        Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director               Resolute Partners, LLC
75 Clapboard Ridge Road                  Chairman (since 1997)
Greenwich, CT 06830

Gene Chao, Director                    Computer Projections, Inc.
733 SW Vista Avenue                      Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director WGL Holdings, Inc.
101 Constitution Avenue, NW              Chairman and Chief Executive Officer (since 2001)
Washington, DC 20080                     Chairman, President, and Chief Executive Officer
                                         (2000-2001)
                                         Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director         SBC Pacific Bell/SBC Nevada Bell
2600 Camino Ramon, Room 4CS100           Senior Vice President, General Counsel & Secretary
San Ramon, CA 94853                      (since 2002)
                                       SBC Communications Inc.
                                         Senior Vice President--Regulatory and Public Affairs
                                         (1998-2002)

James L. Dunlap, Director              Ocean Energy, Inc.
1659 North Boulevard                     Vice Chairman (1998-1999)
Houston, TX 77006

William B. Ellis, Director             Yale University School of Forestry and Environmental
31 Pound Foolish Lane                    Studies
Glastonbury, CT 06033                    Senior Fellow (since 1995)

Robert A. Essner, Director             Wyeth (formerly American Home Products)
5 Giralda Farms                          Chairman, President and Chief Executive Officer
Madison, NJ 07940                        (since 2002)
                                         President and Chief Executive Officer (2001)
                                         President and Chief Operating Officer (2000-2001)
                                         Executive Vice President (1997-2000)
                                       Wyeth-Ayerst Pharmaceuticals
                                         President (1997-2000)

Robert M. Furek, Director              Resolute Partners LLC
70 Waterside Lane                        Partner (since 1997)
West Hartford, CT 06107                State Board of Trustees for the Hartford School System
                                         Chairman (1997-2000)

Carol A. Leary, Director               Bay Path College
588 Longmeadow Street                    President (since 1994)
Longmeadow, MA 01106

William B. Marx, Jr., Director         Lucent Technologies
5 Peacock Lane                           Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

                                      1

Name, Position, Business Address         Principal Occupation(s) During Past Five Years
--------------------------------         ----------------------------------------------

John F. Maypole, Director                Peach State Real Estate Holding Company
55 Sandy Hook Road--North                  Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O'Connell, Director, Chairman, Massachusetts Mutual Life Insurance Company
  President and Chief Executive Officer    Chairman (since 2000), Director, President and
1295 State Street                          Chief Executive Officer (since 1999)
Springfield, MA 01111

Marc Racicot, Director                   Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500             Partner (since 2001)
Washington, DC 20006-1872                State of Montana
                                           Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Susan A. Alfano                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.                       Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President and General Counsel
Springfield, MA 01111                            (since 1993)

Frederick C. Castellani                        Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Howard E. Gunton                               Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President & CFO (since 2001)
Springfield, MA 01111                            Senior Vice President & CFO (1999-2001)
                                                 AIG Life Insurance Co.
                                                 Senior Vice President & CFO (1973-1999)

James E. Miller                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President
Springfield, MA 01111                            (since 1997 and 1987-1996)

John V. Murphy                                 OppenheimerFunds, Inc.
1295 State Street                                Chairman, President, and Chief Executive Officer
Springfield, MA 01111                            (since 2001)
                                                 President & Chief Operating Officer (2000-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President (since 1997)

Andrew Oleksiw                                 Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                               First Union
                                                 Senior Vice President (1993-1999)

                                      2

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Stuart H. Reese                                David L. Babson and Co. Inc.
1295 State Street                                Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111                            President and Chief Executive Officer (1999-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President and Chief Investment
                                                 Officer (since 1999)
                                               Chief Executive Director--Investment Management
                                                 (1997-1999)

Toby Slodden                                   Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                                 Vice President (1998-1999)

Matthew E. Winter                              Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1998-2001)
                                                 Vice President (1996-1998)

                                      3

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                            ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL--MassMutual is the sole owner of each subsidiary unless otherwise indicated.

   A. CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   B. CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

   C. C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

    1. MML Bay State Life Insurance Company (April 1, 1935), a Connecticut
       corporation which operates as a life and health insurance company.

   D. MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding
Company--1%.)

   E. MassMutual Holding Company (Nov. 30, 1984), a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual
Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    1. MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts
       corporation which operates as a securities broker-dealer.

       a. MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts
          corporation which operates as an insurance broker.

          1.) DISA Insurance Services of America (Dec. 22, 1981), Inc., an
       Alabama corporation which operates as an insurance broker.

          2.) MML Insurance Agency of Mississippi, P.C. (May 2, 1996), a
       Mississippi corporation which operates as an insurance broker.
    2. MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts
       corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a "Massachusetts Security Corporation" under
       Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC,
       Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

       a. MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands
          corporation which holds a 90% ownership interest in MassMutual
          Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC,
          Inc.--46%)

          1.) MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned
       88.4% by MassMutual Corporate Value Limited.

       b. 9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

       c. 1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario,
          Canada.

                                      1

    3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company--99%)

    4. Cornerstone Real Estate Advisers, Inc. (Jan. 20, 1994), a Massachusetts
       corporation which operates as an investment adviser.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.--50%;
          MML Realty Management Corporation--50%).

    5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding
       Company--99%).

       a. David L. Babson & Company Inc. (July 5, 1940), a Massachusetts
          corporation which operates as an investment adviser.

          1.) Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware
       corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.--100%)

          2.) Babson Securities Corporation (July 1, 1994), a Massachusetts
       corporation which operates as a securities broker-dealer.

          3.) S. I. International (Feb. 19, 1987), a Massachusetts general partnership which operates as an investment adviser. (David L. Babson &
       Company Inc. is one of the general partners--50%).

          4.) FITech Asset Management, L.P. ("AM") (June 9, 1999) is a Delaware
       Limited Partnership, formed to manage FITech Domestic Value, L.P. ("the
       Fund"), a "fund-of-funds" that invests in hedge funds. (David L. Babson
       & Company Inc. is a limited partner in AM with a controlling interest--58%).

          5.) FITech Domestic Partners, LLC ("DP") (January 26, 2000) is a
       Delaware LLC that is the general partner of AM. (David L. Babson &
       Company Inc. owns a controlling interest -58%--of DP.)

          6.) Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

    6. Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies
       (MassMutual Holding Company--96.2%).

       a. OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

          1.) Centennial Asset Management Corporation (May 8, 1987), a Delaware
       corporation which operates as investment adviser and general distributor of the Centennial Funds.

          2.) OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York
       corporation which operates as a securities broker-dealer.

          3.) Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a
       Delaware corporation which operates as a holding company.

          3.) Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a
       Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

          5.) Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado
       corporation which operates as a transfer agent for mutual funds.

          6.) Shareholder Services, Inc. (Sept. 16, 1987), a Colorado
       corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

                                      2

          7.) OFI Private Investments, Inc. (March 20, 2000) is a New York
       based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

          8.) OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New
       York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

             a.) Trinity Investment Management Corporation (Nov. 1, 1974), a
          Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

             b.) OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

             c.) HarbourView Asset Management Corporation (April 17, 1986), a
          New York corporation which operates as an investment adviser.

          9.) OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin
       based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

          10.) Tremont Capital Management, Inc. (June 28, 2001), a New
       York-based investment services provider which specializes in hedge funds.

             a.) Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

              i.)Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

             aa.)Tremont International Insurance Limited (July 3, 1996), an
                 exempt Cayman Islands life insurance company authorized to do business in the Cayman Islands and in Bermuda.

             bb.)Tremont Services Ltd. (July 2, 1997), a Bermuda company doing business as an insurance manager.

    7. CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited
       Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

    8. HYP Management, Inc. (July 24, 1996), a Delaware corporation which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC,
       a high yield bond fund.

    9. MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware
       corporation which supports MassMutual with benefit plan administration and planning services.

   10. MMHC Investment, Inc. (July 24, 1996), a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO
       LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

       a. MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the "LLC Manager" of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.--50%)

                                      3

   11. MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts
       corporation which formerly operated as a manager of properties owned by
       MassMutual.

       a. Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone
          Suburban Office, L.P. (MML Realty Management Corporation--50%;
          Cornerstone Real Estate Advisers, Inc.--50%).

   12. Urban Properties, Inc. (March 25, 1970), a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

   13. MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting
       MassMutual's international insurance operations. MassMutual
       International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

       a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

          1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

          2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds.
       (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited
       (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in
       trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual
       Asia Ltd.)).

          3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

          4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

          5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd.--50%, Elroy Chan--50% (in trust for MassMutual Asia Ltd.))

       b. MassMutual Internacional (Chile) S.A., a corporation organized in the
          Republic of Chile which operates as a holding company. (MassMutual
          International, Inc. - 92.4%; MassMutual Holding Company--.01%; Darby
          Chile Holding II, LLC--7.5%)

          1.) Compania de Seguros Vida Corp S.A., corporation organized in the
       Republic of Chile which operates as an insurance company. (MassMutual
       Internacional (Chile) S.A.--33.4%)

          2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional
       (Chile) S.A.--33.5%)

       c. MassMutual International (Bermuda) Ltd., a corporation organized in
          Bermuda which operates as a life insurance company.

       d. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

       e. MassMutual Europe S.A., a corporation organized in the Grand Duchy of
          Luxembourg which operates as a life insurance company. (MassMutual
          International, Inc.--99.9%; MassMutual Holding Company--.01%)

                                      4

       f. MassMutual International Holding MSC, Inc., a Massachusetts
          corporation which currently acts as a holding company for MMI's interest in Taiwan.

          1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International
       Holding MSC, Inc.--38%)

             a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan
          (MM Mercuries Life Insurance Company--31%; MassMutual International
          Holding MSC, Inc.--18.4%)

       g. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International,
          Inc.--86.1%; MassMutual Shuno Co.--1.7%; Protective capital
          (International) Ltd.--12.2%)

          1.) MassMutual Shuno Company, a Japanese premium collection service provider. (MassMutual Life Insurance Company--4.8%; MassMutual
       International, Inc.--95.2%)

          2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno
       Company--90%; MassMutual Life Insurance Company--10%.)

   14. MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

   15. MassMutual Assignment Company (Oct. 4, 2000), a North Carolina
       corporation which operates a structured settlement business.

   F. MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

   G. The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

   H. MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts
company which is authorized to conduct sales and marketing operations.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

   Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

   A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc.
MassMutual owns at least 25% of each series of shares issued by the fund.

   B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by
MassMutual and certain of its affiliates.

   C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

   D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

   E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

   F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by
MassMutual and certain affiliates.

                                      5

Item 27.    Number of Contract Owners

As of January 31, 2004, 5,316 Separate Account 1 Contracts were in force.

Item 28.    Indemnification

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.  Subject to limitations of law, the Company shall indemnify:

(a)  each director, officer or employee;

(b)  any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)  any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Investors Services, Inc., a controlled subsidiary of MassMutual, acts as principal underwriter for this contract.

(b)(1)  MML Investors Services, Inc., is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

Name	Officer	Business Address
Thomas A. Monti	President and Director (10/2003)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Kenneth M. Rickson	Field Risk Officer (11/2003) Director (10/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President (05/1997) Assistant Secretary (05/1990) Assistant Clerk (05/2000)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President, Product Development and Management (07/2003)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli	Secretary/Clerk (2/1998)	1295 State Street Springfield, MA 01111

Jeffrey J. Losito	Second Vice President, Field Development (07/2003)	5281 Caminito Exquisito San Diego, CA 92130

Eileen D. Leo	Second Vice President (01/1999) Chief Legal Officer (11/2003) Assistant Secretary/Assistant Clerk (05/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Richard M. Howe	Second Vice President, Associate General Counsel and Assistant Secretary/Clerk (09/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Cynthia W. Hibert	Second Vice President (03/2001)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michele G. Lattanzio	Chief Financial Officer & Treasurer (09/2002)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (01/2003)	1295 State Street Springfield, MA 01111

Name	Officer	Business Address
Burvin E. Pugh, Jr.	Senior Vice President (11/2003) Director (02/1999) Agency Field Force Supervisor (05/1997)	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President, Financial Strategy; Chief Operations Officer & Chief Privacy Officer (04/2004)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Edward D. Youmell	Second Vice President, Sales and Business Development (04/2004)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Nancy M. Roberts	Director (07/2003)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Chairman of the Board of Directors (09/2000)	1295 State Street Springfield, MA 01111

Howard E. Gunton	Director (01/2000)	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr.	Director (07/1996)	1295 State Street Springfield, MA 01111

Eustis Walcott	Director (09/2000)	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible purchase payment individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 1, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 23 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 23 to Registration Statement No. 2-75412 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 26th day of April, 2004.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

/s/    ROBERT J. O’CONNELL*

By

Robert J. O’Connell,

Chairman, Director, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/s/    ROBERT LIGUORI

By

*Robert Liguori

On April 26, 2004, as Attorney-in-Fact pursuant to power of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 23 to Registration Statement No. 2-75412 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2004

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2004

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 26, 2004

/s/ JAMES R. BIRLE* James R. Birle	Director	April 26, 2004

Signature	Title	Date

/s/ GENE CHAO* Gene Chao	Director	April 26, 2004

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 26, 2004

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 26, 2004

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 26, 2004

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 26, 2004

/s/ ROBERT ESSNER* Robert Essner	Director	April 26, 2004

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 26, 2004

CAROL A. LEARY Carol A. Leary	Director

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 26, 2004

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 26, 2004

/s/ MARC RACICOT* Marc Racicot	Director	April 26, 2004

/s/ ROBERT LIGUORI *Robert Liguori	On April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 23 to Registration Statement No. 2-75412, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

By

James M. Rodolakis

Second Vice President and Associate General Counsel

Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(i)	Independent Auditors’ Consent, Deloitte & Touche LLP